Capital Group International Equity ETF
Investment portfolio
February 28, 2025
unaudited

Common stocks 97.45% Industrials 24.30%	Shares	Value (000)
Safran SA	49,268	$12,782
Rolls-Royce Holdings PLC[1]	949,782	8,889
ABB, Ltd.	125,795	6,730
Airbus SE, non-registered shares	38,640	6,642
RELX PLC	127,735	6,135
Epiroc AB, Class A	308,605	6,008
DSV A/S	26,647	5,350
ITOCHU Corp.	119,600	5,298
Hitachi, Ltd.	195,800	4,878
Canadian National Railway Co.	46,991	4,763
Mitsubishi Corp.	284,300	4,715
SMC Corp.	13,000	4,663
BAE Systems PLC	226,741	4,012
MTU Aero Engines AG	9,251	3,205
Recruit Holdings Co., Ltd.	43,200	2,525
TFI International, Inc. (CAD denominated)	22,945	2,081
		88,676
Financials 17.12%
London Stock Exchange Group PLC	70,288	10,473
DBS Group Holdings, Ltd.	206,300	7,007
Hong Kong Exchanges and Clearing, Ltd.	131,200	5,905
Skandinaviska Enskilda Banken AB, Class A	355,912	5,707
NatWest Group PLC	946,959	5,703
Deutsche Bank AG	247,809	5,328
UniCredit SpA	96,367	5,059
Münchener Rückversicherungs-Gesellschaft AG	7,598	4,308
Euronext NV	33,568	4,221
AIA Group, Ltd.	437,200	3,339
Partners Group Holding AG	2,090	3,062
Resona Holdings, Inc.	306,000	2,366
		62,478
Information technology 15.72%
SAP SE	52,786	14,527
ASML Holding NV	11,582	8,153
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	39,627	7,154
Keyence Corp.	13,800	5,446
OBIC Co., Ltd.	156,500	4,480
Nomura Research Institute, Ltd.	129,000	4,265
Halma PLC	116,360	4,098
Capgemini SE	21,784	3,371
Tokyo Electron, Ltd.	21,900	3,219
TDK Corp.	250,800	2,642
		57,355
Capital Group International Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Health care 11.37%	Shares	Value (000)
Novo Nordisk AS, Class B	114,518	$10,266
AstraZeneca PLC	66,607	10,027
EssilorLuxottica SA	28,970	8,622
Daiichi Sankyo Co., Ltd.	178,500	4,087
Chugai Pharmaceutical Co., Ltd.	81,000	4,029
HOYA Corp.	23,800	2,766
BeiGene, Ltd. (ADR)[1]	6,207	1,687
		41,484
Consumer staples 8.96%
L’Oréal SA, non-registered shares	15,761	5,771
Nestlé SA	56,477	5,449
Imperial Brands PLC	149,245	5,247
Anheuser-Busch InBev SA/NV	75,357	4,506
Danone SA	48,798	3,486
British American Tobacco PLC	86,851	3,373
Carlsberg A/S, Class B	22,588	2,832
Uni-Charm Corp.	272,600	2,045
		32,709
Consumer discretionary 8.38%
Amadeus IT Group SA, Class A, non-registered shares	98,811	7,454
Industria de Diseño Textil, SA	110,767	5,975
MercadoLibre, Inc.[1]	2,447	5,192
LVMH Moët Hennessy-Louis Vuitton SE	7,124	5,135
Hermès International	1,239	3,518
Ferrari NV	7,062	3,297
		30,571
Materials 4.97%
Sika AG	21,812	5,524
Givaudan SA	1,139	5,119
Air Liquide SA	26,150	4,791
Shin-Etsu Chemical Co., Ltd.	90,000	2,686
		18,120
Energy 3.20%
TotalEnergies SE	139,882	8,384
BP PLC	600,677	3,305
		11,689
Communication services 2.04%
Tencent Holdings, Ltd.	58,000	3,569
Nintendo Co., Ltd.	28,500	2,113
Spotify Technology SA1	2,881	1,752
		7,434
Utilities 1.39%
Engie SA	284,549	5,089
Total common stocks (cost: $334,445,000)		355,605
Capital Group International Equity ETF — Page 2 of 5

unaudited
Short-term securities 2.47% Money market investments 2.47%	Shares	Value (000)
Capital Group Central Cash Fund 4.37%[2,3]	89,980	$9,000
Total short-term securities (cost: $8,998,000)		9,000
Total investment securities 99.92% (cost: $343,443,000)		364,605
Other assets less liabilities 0.08%		287
Net assets 100.00%		$364,892
Investments in affiliates3

	Value at 6/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 2/28/2025 (000)	Dividend or interest income (000)
Short-term securities 2.47%
Money market investments 2.47%
Capital Group Central Cash Fund 4.37%[2]	$6,033	$39,049	$36,081	$(2)	$1	$9,000	$332

[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at 2/28/2025.
[3]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Capital Group International Equity ETF — Page 3 of 5

unaudited
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At February 28, 2025, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
Capital Group International Equity ETF — Page 4 of 5

unaudited
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2025 Capital Group. All rights reserved.
ETGEFP3-311-0425
Capital Group International Equity ETF — Page 5 of 5